Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Subscription revenue	$ 18,910,070	$ 18,781,368
Advertising revenue	336,666	374,175
Total revenues	19,246,736	19,155,543
Costs and expenses:
Programming, hosting and technology	4,444,550	2,587,822
Compensation	3,625,117	1,976,384
Professional fees	703,125	558,136
Advertising and marketing	9,876,097	14,626,963
General and administrative	3,953,795	3,070,178
Total costs and expenses	22,602,684	22,819,483
Loss from operations	(3,355,948)	(3,663,940)
Interest income, net	21,517	28,858
Mark-to-market adjustment on warrant liability	(679,325)	2,038,000
Other income (expense)	(16,885)	3,909
Net loss before income taxes:	(4,030,641)	(1,593,173)
Provision for income taxes
Net loss	$ (4,030,641)	$ (1,593,173)
Net loss per common share:
Basic and diluted	$ (0.10)	$ (0.04)
Weighted average number of common shares used in calculating net loss per common share:
Basic and diluted	38,611,758	37,619,208